                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                                  (X)
Filed  by  a  Party  other  than  the  Registrant           ( )

Check  the  appropriate  box:

(X)       Preliminary  Proxy  Statement
(   )     Confidential,  for  Use  of  the Commission Only (as permitted by Rule
          14a-6(e)(2))
(   )     Definitive  Proxy  Statement
(   )     Definitive  Additional  Materials
(   )     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
          240.14a-12

                          TURBODYNE TECHNOLOGIES, INC.
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

(X)    No  fee  required

(  )     Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.

     1)    Title  of  each  class  of  securities to which transaction applies:

     2)    Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)      Proposed  maximum  aggregate  value  of  transaction:

     5)      Total  fee  paid:

(   )     Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:
     2)     Form,  Schedule  or  Registration  Statement  No.:
     3)     Filing  Party:
     4)     Date  Filed:

                           TURBODYNE TECHNOLOGIES INC.
                             6155 Carpinteria Avenue
                              Carpinteria, CA 93013




June  24,  2002

Dear  Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Turbodyne Technologies Inc., which will be held on July 16, 2002 at 1:00 p.m., Pacific Time at Four Seasons Hotel, 1260 Channel Drive, Santa Barbara, California 93108.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.


Sincerely,

/s/ Daniel Black

Daniel  Black
President

                           TURBODYNE TECHNOLOGIES INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JULY 16, 2002


To  our  Shareholders:

Notice is hereby given that the annual meeting of the shareholders of Turbodyne Technologies Inc., a Delaware corporation (the "Company") will be held at the Four Seasons Hotel, 1260 Channel Drive, Santa Barbara, California 93108 on July 16, 2002, commencing at 1:00 p.m. Pacific Time, (the "Annual Meeting") for the following purposes:

     1. To elect three directors to act as the board of directors of the Company;

     2. To increase the number of authorized shares of the common stock of the Company to 150,000,000 shares;

     3.   To  approve  the  Company's  2002  Stock  Option  Plan;

     4. To approve the merger of the Company into Turbodyne Nevada, Inc., a newly formed Nevada subsidiary of the Company, which would be the surviving entity in such merger, in order to change the Company's state of incorporation from Delaware to Nevada and the subsequent name change of Turbodyne Nevada, Inc. to Turbodyne Technologies Inc.;

     5. To ratify the selection of BDO Dunwoody LLP as independent public accountants for the Company for the year ending December 31, 2002; and

     6. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

With respect to the proposed merger with Turbodyne Nevada, stockholders are entitled to assert dissenters' rights in accordance with Section 262 of the Delaware General Corporation Law and the Company's Certificate of Incorporation. A discussion of these rights is included in the proxy statement accompanying this Notice and is incorporated into this Notice by this reference. Also incorporated into this Notice by reference is a copy of Section 262 of the Delaware General Corporation Law which is attached as Appendix E to the proxy statement.

Only shareholders of record at the close of business on June 14, 2002 are entitled to notice of, and to vote at, the Annual Meeting.

                         BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                         OF  TURBODYNE  TECHNOLOGIES  INC.

                         /s/ Daniel Black
                         Daniel  Black,  President

Carpinteria,  California
June  24,  2002


                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE TURBODYNE TECHNOLOGIES, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                           TURBODYNE TECHNOLOGIES INC.
                             6155 Carpinteria Avenue
                              Carpinteria, CA 93013

                                 PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD ON JULY 16, 2002

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, ITS ASSOCIATES OR ANY OTHER PERSON.

                               THE ANNUAL MEETING

GENERAL

This Proxy Statement is furnished in connection with the solicitation of Proxies by the board of directors of Turbodyne Technologies Inc. (the "Company" or "Turbodyne") for use at the Annual Meeting of the Shareholders to be held on July 16, 2002 at 1:00 p.m. Pacific Time at the Four Seasons Hotel, 1260 Channel Drive, Santa Barbara, California 93108, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting.

The  following  documents  are  attached  to this proxy statement as appendices:

     Appendix  A    -     2002  Stock  Option  Plan
     Appendix B     -     Agreement and Plan of Merger between Turbodyne
                          Technologies Inc.  and  Turbodyne  Nevada,  Inc.
     Appendix  C    -     Articles  of  Incorporation of Turbodyne Nevada, Inc.
     Appendix  D    -     Bylaws  of  Turbodyne  Nevada,  Inc.
     Appendix  E    -     Delaware  Appraisal  Rights

This Proxy Statement, the Notice of Meeting, the enclosed form of Proxy and the Company's Annual Report on Form 10-K for the year ended December 31, 2001 are expected to be mailed to shareholders on or about June 24, 2002.

VOTING  OF  PROXIES

You can vote by either attending the annual meeting in person or by filling out and sending in your Proxy. All Proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as Turbodyne's directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a shareholder will not affect such shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later-dated Proxy which is presented to Turbodyne at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself be deemed to revoke a Proxy unless the shareholder gives affirmative notice at the Annual Meeting that the shareholder intends to revoke the proxy and vote in person.

RECORD  DATE  AND  SHARES  ENTITLED  TO  VOTE

The board of directors of Turbodyne Technologies Inc. has fixed the close of business on June 14, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 89,401,299 shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.

QUORUM

A quorum is necessary to hold a valid meeting of shareholders. The required quorum for the transaction of business at the Annual Meeting is thirty three and one-third percent (33 1/3%) of the shares of Common Stock issued and outstanding on the Record Date, which shares must be present in person or represented by Proxy at the Annual Meeting. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

Abstentions and broker "non-votes" are counted as present and entitled to vote for determination of a quorum. An abstention is a properly executed proxy marked ABSTAIN for any matter. A broker "non-vote" occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

VOTES  REQUIRED

The affirmative vote of the holders of a plurality of the shares of Common Stock voting is required for the election of directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors. Broker "non-votes" will have no effect on the election of directors.

The affirmative vote of the holders of a majority of the Common Stock represented at the Annual Meeting in person or by proxy is required for: (a) the approval of the Company's 2002 stock option plan; and (b) the ratification of the appointment of the Company's independent public accountants. Shareholders may vote in favor or against any of these proposals, or they may abstain. Abstentions and broker "non-votes" will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to the proposals listed in this paragraph.

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for the approval of the amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's common stock and to approve the merger of the Company into Turbodyne Nevada, Inc., in order to change the Company's state of incorporation from Delaware to Nevada, Shareholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions and broker "non-votes" will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this paragraph.

SHAREHOLDER  PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting.

OTHER  MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SOLICITATION  OF  PROXIES

Turbodyne Technologies will bear the costs of the annual meeting and the costs of soliciting proxies for the annual meeting, including the cost of printing and mailing this proxy statement and related materials. In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Turbodyne Technologies and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Turbodyne Technologies will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Turbodyne Technologies has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Turbodyne Technologies will spend an additional $5,000 in solicitation of security holders before the Annual Meeting is held.

Any questions or requests for assistance regarding Turbodyne Technologies proxies and related materials may be directed in writing to Mr. Charles Caverno, at 6155 Carpinteria Avenue, Carpinteria, California 93013.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of Turbodyne's common stock owned beneficially as of May 31, 2002 by: (i) each person (including any group) known to Turbodyne to own more than five percent (5%) of any class of Turbodyne's voting securities, (ii) each of
Turbodyne's  directors  and  each  of  Turbodyne's named executive officers, and
(iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

--------------------------------------------------------------------------------

                                         Number of
                   Name and address      Shares of          Percentage of
Title of class     of beneficial owner   Common Stock       Common Stock(1)
--------------------------------------------------------------------------------

Common Stock               Daniel Black      149,000 Shares (2)   0.2%
                           President and
                           Chief Executive
                           Officer
--------------------------------------------------------------------------------


Common Stock               Charles Caverno   116,700 Shares (3)   0.1%
                           Secretary
                           and Chief
                           Financial Officer
--------------------------------------------------------------------------------


Common Stock               Manfred Hanno     216,240 shares (4)   0.2%
                           Janssen
                           Chairman of the
                           Board of Directors
--------------------------------------------------------------------------------


Common Stock               Eugene O'Hagan    175,000 (5)          0.2%
                           Director
--------------------------------------------------------------------------------


Common Stock               Andrew Martyn     175,000 (6)          0.2%
                           -Smith
                           Director
--------------------------------------------------------------------------------


Common Stock               Lars Neujeffski   7,242,358 shares(7)  8.1%
                           Director
--------------------------------------------------------------------------------


Common Stock               Dieter Neujeffski 7,242,358 shares (7) 8.1%
                           Director

--------------------------------------------------------------------------------

Common Stock               All Officers and  8,074,298            9.0%
                           Directors as a
                           Group (7 persons)
--------------------------------------------------------------------------------




(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.
Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 31, 2002. As of May 31, 2002, there were 89,401,299 shares of Turbodyne's common stock issued and outstanding.

(2) Consists of 1,000 shares held by Mr. Black and 148,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. Black within 60 days of May 31, 2002.

(3) Consists of 116,700 shares that are immediately acquirable upon the exercise of stock options held by Mr. Caverno within 60 days of May 31, 2002.

(4) Consists of 20,620 shares held by Mr. Janssen, 175,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. Janssen within 60 days of May 31, 2002 and 20,620 shares that are immediately acquirable upon the exercise of share purchase warrants held by Mr. Janssen within 60 days of May 31, 2002.

(5) Consists of 175,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. O'Hagan within 60 days of May 31, 2002.

(6) Consists of 175,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. Martyn-Smith within 60 days of May 31, 2002.

(7) Consists of 3,500,000 shares in the name of Neujeffski GMBH and 3,142,048 shares in the name of Dieter Neujeffski.

================================================================================


Except as otherwise noted, it is believed by the Company that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase the Common Stock of the Company.

CHANGE  IN  CONTROL

Turbodyne is not aware of any arrangement that might result in a change in control in the future.

                               PROPOSAL NUMBER ONE

         ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY

          YOUR BOARD RECOMMENDS A VOTE "FOR" THESE NOMINEES. DIRECTORS
                  ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

Three directors are to be elected at the Annual Meeting to comprise Turbodyne's board of directors. Directors elected at the Annual Meeting of shareholders will hold office until the expiry of the term of their appointment and until their successors are elected and qualified. The following persons are currently serving as directors of the Company and are being nominated for election to the Board of Directors for the Annual Meeting:

          MANFRED  HANNO  JANSSEN
          EUGENE  O'HAGAN
          ANDREW  MARTYN-SMITH

It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of the three nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

ELECTION  OF  DIRECTORS  AND  OFFICERS

Turbodyne's board of directors is divided into three classes that are elected for staggered three-year terms. The term of each class expires as follows:

* Class I directors-terms expire at the annual meeting of stockholders in 2004;

* Class II directors-terms expire at the annual meeting of stockholders in 2005; and

* Class III directors-terms expire at the annual meeting of stockholders in 2003.

Each director serves until the end of his term and until his successor has been elected and qualified.

Turbodyne's  officers serve at the discretion of Turbodyne's board of directors.

NOMINEES  FOR  ELECTION  AS  DIRECTORS

The nominees for election to the Board of Directors, their classifications and the expiry of their terms are:

          Name  of  Nominee                  Class          Expiry  of  Term
          -----------------                  -----          ----------------

          MANFRED  HANNO  JANSSEN            Class  II      2005  AGM
          EUGENE  O'HAGAN                    Class  I       2004  AGM
          ANDREW  MARTYN-SMITH               Class  III     2003  AGM

Turbodyne's directors and their respective ages as of May 31, 2002 are as follows:

Name  of  Director          Age
------------------          ---
Manfred  Hanno  Janssen     63
-----------------------     --
Eugene  O'Hagan             63
---------------             --
Andrew  Martyn-Smith        53
--------------------        --
Lars  Neujeffski            25
----------------            --

Dieter  Neujeffski          58
------------------          --

Set forth below is a brief description of the background and business experience of Turbodyne's directors:

Mr. Manfred Hanno Janssen was appointed as one of Turbodyne's directors on November 9, 2001. On February 6, 2002 Mr. Janssen was appointed as Chairman of the Board of Directors. Mr. Janssen is currently the head of asset management with Deutsche Bank AG. Mr. Janssen has been employed by Deutsche Bank AG since 1957.

Mr. Eugene O'Hagan was appointed as one of Turbodyne's directors on August 19, 2001. Mr. O'Hagan's principal employment has been in the business of real estate brokerage and investments since 1997.

Mr. Andrew Martyn-Smith was appointed as one of Turbodyne's directors on August 19, 2001. Mr. Martyn-Smith's principal employment has been in the business of real estate brokerage and investments since 1996.

Mr. Lars Neujeffski and Mr. Dieter Neujeffski were appointed as directors on July 3, 2001. Mr. Lars Nejeffski is the son of Mr. Dieter Neujeffski. Mr. Lars Neujeffski and Mr. Dieter Neujeffski own and operate a beverage bottling business in Duelmen, Germany. Mr. Lars Neujeffski and Mr. Dieter Neujeffski are also involved in the business of real estate investment and development.

BOARD  MEETINGS  AND  COMMITTEES

There were thirteen meetings of Turbodyne's board of directors during Turbodyne's fiscal year ended December 31, 2001.

Turbodyne's board of directors had previously established an audit committee, a compensation committee, a stock option committee, an executive committee and a special committee. Each of these committees was disbanded when Turbodyne's previous board of directors resigned on July 3, 2001.

Turbodyne constituted an executive committee made up of Mr. Janssen, Mr. O'Hagan and Mr. Martyn-Smith on April 12, 2002.

Turbodyne anticipates that the other committees previously established by Turbodyne's board of directors may be re-established subsequent to the Annual Meeting.

COMPENSATION  OF  DIRECTORS

Turbodyne's directors are reimbursed for reasonable out-of-pocket expenses in connection with attendance at board of director and committee meetings, and are periodically granted options to purchase shares of Turbodyne's common stock at the discretion of Turbodyne's board of directors or Turbodyne's stock option committee, when constituted. Directors are not otherwise provided any remuneration for their services as Turbodyne's directors.

                             EXECUTIVE COMPENSATION

COMPENSATION

The following table sets forth certain compensation information as to the following individuals (Turbodyne's "named executive officers"):

(i)    Mr.  Daniel  Black,  Turbodyne's  chief  executive  officer;
(ii) Mr. Charles Caverno, Turbodyne's most highly compensated executive officer, other than Turbodyne's chief executive officer;
(iii) two of Turbodyne's former executive officers who were not serving as Turbodyne's executive officers as of Turbodyne's most recently completed fiscal year end.

Turbodyne has also included compensation information for Mr. Gerhard Delf and Mr. Joseph Castano. Mr. Delf served as Turbodyne's chief executive officer during Turbodyne's most recently completed fiscal year but resigned prior to Turbodyne's most recently completed fiscal year end. Mr. Castano served as Turbodyne's chief financial officer during Turbodyne's most recently completed fiscal year but resigned prior to Turbodyne's most recently completed fiscal year end.

No other compensation was paid to Turbodyne's named executive officers other than the compensation set forth below.

--------------------------------------------------------------------------------
                           SUMMARY  COMPENSATION  TABLE
--------------------------------------------------------------------------------
                         ANNUAL COMPENSATION          LONG TERM COMPENSATION
                    ---------------------------  -------------------------------
                                                     AWARDS           PAYOUTS
                                                 ---------------  --------------
                                                                            All
                                          Other                            Other
                                          Annual                            Com-
                                          Com-  Restricted                  pen-
                                          pen-    Stock   Options LTIP      sa-
Name      Title      Year  Salary  Bonus  sation  Awarded SARs(#) payouts($)tion
----      -----      ----  ------  ------ ------- ------- ------- --------- ----
Daniel    President  2001  $ 82,000     0     0     0      110,000    0       0
Black(1)  and        2000  $ 82,000     0     0     0            0    0       0
          Chief      1999  $ 68,000     0     0     0            0    0       0
          Executive
          Officer

Charles  Secretary   2001  $109,000     0     0     0     110,000     0       0
Caverno  and         2000  $ 95,000     0     0     0           0     0       0
(2)      Chief       1999  $ 95,000     0     0     0           0     0       0
         Financial
         Officer

Gerhard  Former      2001  $ 94,375     0     0     0           0     0       0
Delf (3) President   2000  $188,750 $26,000   0     0     350,000     0 $42,440
         and Chief   1999  $180,000 $15,000   0     0           0     0       0
         Executive
         Officer

Joseph   Former      2001  $ 75,000     0     0     0   1,500,000     0       0
Castano  Chief       2000  $150,000     0     0     0           0     0       0
(4)      Financial  1999   $150,000     0     0     0           0     0       0
         Officer
--------------------------------------------------------------------------------

Notes  to  Summary  Compensation  Table:

(1) Mr. Black was appointed as Turbodyne's president and chief executive officer on August 15, 2001.
(2) Mr. Caverno was appointed as Turbodyne's secretary and chief financial officer on August 15, 2001.

(3) Mr. Delf resigned as Turbodyne's president and chief executive officer on July 3, 2001.
(4) Mr. Castano resigned as Turbodyne's chief financial officer on July 3, 2001.


STOCK  OPTION  GRANTS

The following table sets forth information with respect to stock options granted to each of the Company's named executive officers during the Company's most recent fiscal year ended December 31, 2001:



                        OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR
                        ------------------------------------------
                                      (INDIVIDUAL GRANTS)

                                                                                 Potential
                                                                                 Realizable
                                                                                 Value At
                                                                                 Assumed
                     Number of                                                   Annual
                     Securities   % of Total                                     Rates of
                     Under-       Options     Exercise                           Stock Price
                     lying        Granted      Price                             Appreciation
                     Options      to          (per         Expiration            for Option
Name                 Granted      Employees   Share)       Date                  Term
                                                                         0% ($)    5% ($)    10% ($)
----------------------------------------------------------------------------------------------------
Daniel Black
President and
Chief Executive
Officer            50,000          0.9%       $  0.30     Aug. 2, 2003   $  3,500  $  5,396  $ 7,385
                   60,000          1.1%       $  0.35    Nov. 30, 2004        N/A       NIL      NIL

Charles Caverno    50,000          0.9%       $  0.30     Aug. 2, 2003   $  3,500  $  5,396  $ 7,385
Secretary and      60,000          1.1%       $  0.35    Nov. 30, 2004        N/A       NIL      NIL
Chief Financial
Officer

Gerhard Delf          NIL          N/A            N/A              N/A        N/A       N/A      N/A
Former President
and Chief
Executive
Officer

Joseph Castano  1,500,000         27.8%       $  0.09    July 16, 2005   $360,000  $496,759 $662,202
Former Chief
Financial Officer




Notes:

(1) The options granted to Mr. Delf were terminated in 2001 as a consequence of Mr. Delf ceasing to act as one of Turbodyne's executive officers.

EXERCISES  OF  STOCK  OPTIONS  AND  YEAR-END  OPTION  VALUES

The following is a summary of the share purchase options exercised by Turbodyne's chief executive officer and Turbodyne's named executive officers during the financial year ended December 31, 2001:





--------------------------------------------------------------------------------
                 AGGREGATED OPTION/SAR EXERCISES DURING THE LAST
           FINANCIAL YEAR END AND FINANCIAL YEAR-END OPTION/SAR VALUES
           -----------------------------------------------------------
                                                                    Value of
                                                                  Unexercised
                                                Unexercised       In-The-Money
                                                 Options at       Options/SARs
                  Common                         Financial        at Financial
                  Shares                        Year-End (#)      Year-End ($)
                Acquired on        Value        exercisable /     exercisable /
Name (#)         Exercise ($)    Realized ($)   unexercisable     unexercisable
--------------- -------------   -------------   --------------    --------------
Daniel  Black            NIL              NIL     110,000/NIL       NIL/N/A
President and
Chief
Executive
Officer

Charles  Caverno         NIL              NIL     110,000/NIL       NIL/N/A
Secretary
and  Chief
Financial
Officer

Gerhard  Delf            NIL              NIL         NIL/NIL       N/A/N/A
Former  President
and  Chief
Executive  Officer

Joseph  Castano    1,500,000         $135,000        NIL/NIL        N/A/N/A
Former  Chief
Financial  Officer




COMPENSATION  ARRANGEMENTS

Management  Agreements

Turbodyne pays Mr. Daniel Black, Turbodyne's president and chief executive officer, a salary of $82,000 per annum. Turbodyne is not party to any written compensation agreement with Mr. Black.

Turbodyne pays Mr. Charles Caverno, Turbodyne's secretary and chief financial officer, a salary of $95,000 per annum. Turbodyne is not party to any written compensation agreement with Mr. Caverno.

Compensation  Plans

On October 1, 1999, the 2000 Stock Option Plan was adopted by the board of directors and was subsequently approved by the stockholders. The purpose of the plan is to advance Turbodyne's interests and that of Turbodyne's stockholders by strengthening Turbodyne's ability to obtain and retain the services of employees, consultants, officers and directors that will contribute to Turbodyne's long-term success. The plan is current administered by Turbodyne's board of directors. The maximum number of shares of common stock authorized for issuance under the plan is 4,800,000. As of December 31, 2001 and 2000, the number of un-optioned shares available for granting of options under the plan was 3,142,604 and 2,953,500, respectfully.

On June 3, 2002, Turbodyne's 2002 Stock Option Plan was adopted by the board of directors. The purpose of the plan is to advance Turbodyne's interests and that of Turbodyne's stockholders by strengthening Turbodyne's ability to obtain and retain the services of employees, consultants, officers and directors that will contribute to Turbodyne's long-term success. The plan is current administered by Turbodyne's board of directors. The maximum number of shares of common stock authorized for issuance under the plan is 6,000,000, subject to an increase approved by Turbodyne's board of directors to a number equal to 7.5% of Turbodyne's issued and outstanding shares of common stock at the beginning of each fiscal quarter. As of June 7, 2002, no options have been granted under the 2002 Stock Option Plan.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS.

Except as described below, none of the following persons has any direct or indirect material interest in any transaction to which Turbodyne was or is a party during the past two years, or in any proposed transaction to which Turbodyne proposes to be a party:

(A)     any  director  or  officer;

(B)     any  proposed  nominee  for  election  as  a  director;

(C) any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to Turbodyne's common stock; or

(D) any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary.

In February 1999, Turbodyne signed three promissory notes totaling $1,300,000 with a relative of Mr. Edward Halimi, one of Turbodyne's former directors and executive officers (and a company in which Mr. Halimi had signatory power). This loan was personally guaranteed by Mr. Halimi. All notes boar interest at 12% per annum, compounded monthly. Only $1,250,000 of the $1,300,000 notes were drawn down in 1999. The notes had maturity dates occurring in 1999 and therefore the notes were considered due on demand. No interest was paid on these loans in 1999. Interest expense of $132,094 was accrued in 1999. In 2000 the note was converted to 1,570,000 shares of stock which included satisfying the $1,250,000 principal on the note, $211,465 of accrued interest, and an additional interest amount of $108,535.

Turbodyne subleased Turbodyne's Carpinteria facility on a month-to-month basis from a private company controlled by Mr. Halimi, one of Turbodyne's former directors and a former chairman of the board, president and chief executive officer until June 30, 2001. This arrangement with Mr. Halimi's private company was terminated when Turbodyne Systems entered into a new sub-lease for these premises on July 1, 2001. The monthly rental paid prior to July 1, 2001 was $28,840 plus operating costs, including taxes, insurance and utilities. Turbodyne agreed to the payment of a total of $118,761 on execution of the sub-lease to the landlord on account of late rent from March 31, 2001 to June 30, 2001, late rent fees, a late tax payment fee, attorneys fees and an annual insurance payment. Mr. Halimi remains a guarantor of Turbodyne's new lease for these premises.

Turbodyne issued 3,500,000 shares of Turbodyne's common stock to Neujeffski GMBH, a company controlled by Mr. Lars Neujeffski and Mr. Dieter Neujeffski, each of whom is one of Turbodyne's directors, for which proper consideration was not received. Turbodyne has demanded that these shares be returned for cancellation. To date, Mr. Lars Neujeffski and Mr. Dieter Neujeffski have not agreed to the return of these shares for cancellation. Turbodyne intend to vigorously pursue the return of these shares. An amount of $1,470,000 has been recorded as a selling, general and administration expense on Turbodyne's financial statements for the year ended December 31, 2001 in respect of this share issuance.

Turbodyne issued 3,142,048 shares to Mr. Dieter Neujeffski, one of Turbodyne's directors, at various prices ranging from $0.14 per share to $0.284 per share on a private placement basis for total proceeds of $509,739. The prices of the stock issued were based on the market price of Turbodyne's common stock at the date of issuance, with a discount to market to reflect the fact that the securities were issued as restricted shares. All shares were issued during the period from October 16, 2000 to June 28, 2001. Mr. Neujeffski was appointed as one of Turbodyne's directors on July 3, 2001.

COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE  ACT

Section 16(a) of the Exchange Act requires Turbodyne's executive officers and directors, and persons who beneficially own more than ten percent of Turbodyne's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Turbodyne with copies of all Section 16(a) forms they file. Based on Turbodyne's review of the copies of such forms received by us, Turbodyne believes that during the fiscal year ended December 31, 2001 all such filing requirements applicable to Turbodyne's officers and directors were complied with exception that reports were filed late by the following persons:

--------------------------------------------------------------------------------
                                  Number     Transactions    Known  Failures
                                  Of Late    Not Timely      To File a Required
Name  and  Principal  Position    Reports    Reported        Form
--------------------------------------------------------------------------------
Daniel  Black                     0          1               2
President and Chief
Executive Officer

Charles  Caverno                  0          1               2
Secretary and Chief
Financial  Officer

Manfred  Hanno
Janssen,  Director                0          0               1

Eugene  O'Hagan,  Director        0          0               1

Andrew  Martyn-Smith,  Director   0          0               1

Lars  Neujeffski,  Director       0          1               2

Dieter  Neujeffski,  Director     0          0               1
--------------------------------------------------------------------------------


LEGAL  PROCEEDINGS

There are currently no legal proceedings to which any of the Company's directors and officers are a party adverse to the Company or in which any of the Company's directors and officers have a material interest adverse to the Company.

                              PROPOSAL NUMBER  TWO

                                  AMENDMENT OF
                  THE COMPANY'S CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK


On June 3, 2002, the Board of Directors approved an amendment to the Certificate of Incorporation of the Company to increase in the authorized common stock of the Company to 150,000,000 shares of common stock. The increase to the number of shares will require an amendment to the Company's Certificate of Incorporation. The Board of Directors has directed that the increase to the shares of authorized common stock and the corresponding amendment to the Company's Certificate of Incorporation be submitted for approval by the stockholders of the Company.

The Board of Directors has determined that it would be in the best interests of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 99,000,000 shares to 150,000,000 shares. Each additional share of Common Stock will have the same rights and privileges as each share of currently authorized Common Stock. The Board of Directors believes it is in the best interests of the Company to increase the number of authorized shares in order to give the Company greater flexibility in considering and planning for future business needs. The shares will be available for issuance by the Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. The issuance of additional shares of common stock could have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. Other than in connection with the Company's existing employee stock option plans, the Company has no present intent to issue any shares of Common Stock. The Company anticipates issuing additional shares of Common Stock in connection with a future financing with the Company. The Company presently does not have any agreement or other arrangement for any financing involving the issuance of shares of Common Stock. Current stockholders do not have preemptive rights to subscribe for, purchase or reserve any shares of the authorized capital stock of the Company.

If the increase to the Company's authorized shares of common stock is approved by the Company's stockholders and the reincorporation of the Company as a Nevada corporation is not approved by the Company's stockholders, the Company will file an amendment to the Company's Certificate of Incorporation with the Secretary of the State of Delaware as practicable after shareholder approval is obtained. If the increase to the Company's authorized shares of common stock is approved by the Company's stockholders and the reincorporation of the Company as a Nevada corporation is also approved by the Company's stockholders, the increase to the authorized number of shares will be effected upon the merger of the Company with Turbodyne Nevada, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE INCREASE TO THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND A CORRESPONDING AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                              PROPOSAL NUMBER THREE

                     APPROVAL OF THE 2002 STOCK OPTION PLAN

GENERAL. On June 3, 2002, the Board of Directors adopted the Company's 2002 Stock Option Plan (the "Plan"), which authorizes the Board, or a Committee of the Board that administers the Plan (the "Committee"), to grant non-qualified stock options and incentive stock options (the "Options") to directors, officers, employees and consultants of the Company. The United States Internal Revenue Code of 1986, as amended (the "Code"), among other things, provides certain tax advantages to persons granted stock options under a qualifying "incentive stock option plan." In order to take advantage of the favorable tax attributes associated with such options, it is proposed that the stockholders approve the Plan.

There are 6,000,000 shares of Common Stock of the Company available for grant to participants designated by the Committee under the Plan. A copy of the Plan is attached to this Proxy Statement as Exhibit A and the following description is qualified in its entirety by reference to the complete text of the Plan.

OUTSTANDING OPTIONS. As of June 17, 2002, no options to shares of the Company's common had been granted under the Plan. Accordingly, options to purchase 6,000,000 shares of common stock remain available for future grant under the Plan.

DESCRIPTION OF THE PLAN. The Board of Directors has determined that in order to attract and retain employees and consultants and to provide additional incentive for directors, officers, employees and consultants, upon whose efforts and judgment the success of the Company is largely dependent, the Plan should be adopted to permit the plan administrator (the "Committee") the right to grant either non-qualified stock options ("NQSO Options") or incentive stock options ("ISO Options") under the features provided for by the Code. The Board believes that the best interest of the Company will be served by the availability of both NQSO Options and ISO Options.

THE COMMITTEE. The Plan provides for the granting by the Committee of Options to directors, officers, employees and consultants of the Company. The shares subject to the Plan will be registered at the Company's expense pursuant to the Securities Act of 1933, as amended (the "Act"), and applicable state securities acts, or will be issued by the Company pursuant to exemptions from the registration requirements of the Act and applicable state securities acts. The Committee administers and interprets the Plan and has authority to grant Options to all eligible persons. The Committee also determines, at the time the Option is granted, the number of shares granted, the type of option (NQSO Options or ISO Options), the purchase or exercise price, the vesting and expiration period of the option and other applicable terms of the option grant. To date the entire Board has acted as the Committee.

STOCK OPTIONS. The Plan provides for the issuance of either NQSO Options or ISO Options to employees, directors and consultants of the Company and its subsidiaries, including any officer or director who is an employee of the Company for the purchase of shares of the Company's Common Stock from the 6,000,000 shares, which have been set aside for such purpose. Under the provisions of the Plan, it is intended that the ISO Options granted thereunder will qualify as options granted pursuant to Section 422 of the Code, which will provide certain favorable tax consequences to participants who are granted and elect to exercise such Options. The Committee may grant either NQSO Options or ISO Options for such number of shares to eligible participants as the Committee from time to time shall determine and designate. Shares involved in the unexercised portion of any terminated or expired Option may again be subjected to Options. The Committee is vested with discretion in determining the terms, restrictions and conditions of each Option. The option price of the Common Stock to be issued under the Plan will be determined by the Committee, provided that such price may not be less than 85% of the fair market value of the shares on the day prior to the date of grant for NQSO Options and 100% for the fair market value for ISO Options. Furthermore, if the participant owns greater than 10% of the total combined voting power of all classes of capital stock of the Company, the exercise price of ISO Options may not be less than 110% of the fair market value of the Common Stock on the day prior to the date of the grant and the ISO Options cannot be exercised more than five years after the grant. The fair market value of a share of the Company's Common Stock will initially be determined by averaging the closing high bid and low asked quotations for such share on the date of grant in the over-the-counter market (NASD Electronic Bulletin Board).

Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option. With respect to ISO Options, the aggregate fair market value (determined as of the date the ISO Option is granted) of the stock with respect to which any ISO Option is exercisable for the first time by a participant during any calendar year under the Plan (and under all incentive stock option plans of the Company and its subsidiaries qualified under the Code) shall not exceed $100,000. Upon the exercise of a NQSO Option or an ISO Option, the option price and any applicable withholding taxes must be paid in full by:

- cash or check for an amount equal to the aggregate stock option exercise price for the number of shares being purchased;

- in the discretion of the Committee, upon such terms as the Committee may approve, a copy of instructions to a broker directing such broker to sell the common stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Option;

- in the discretion of the Committee, upon such terms as the Committee may approve, shares of Company common stock owned by the optionee, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such stock option or portion is thereby exercised; or

- other consideration having equivalent value at the time of purchase as the Committee may determine.

An employee or consultant option will terminate at the earliest of the following dates:

-    the  termination  date  specified  in  the  applicable  option  agreement;

- three (3) months after employment or consultant agreement with the Company or its subsidiaries terminates; or

- one (1) year after employment or the consultant agreement with the Company or its subsidiaries terminates due to death or permanent and total disability.

Options otherwise expire a maximum of ten (10) years after the date on which the Option is granted, the actual term to be determined by the Committee. An Option is not transferable or assignable except by will or the laws of descent and distribution.

Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Committee in each individual grant. Options are not transferable except by will or by the laws of descent and distribution.

STOCK SUBJECT TO THE PLAN. As adopted, the Committee was authorized to grant Options exercisable to acquire up to 6,000,000 shares of the Company's common stock. Under the terms of the Plan, the maximum number of shares that may be subject to Options granted under the Plan will be increased, effective the first day of each of the Company's fiscal quarters beginning with the fiscal quarter commencing July 1, 2002, by an amount equal to the lesser of (a) the number of shares which is equal to 7.5% of the issued shares outstanding on the first day of the applicable quarter, less the number of shares of common stock which are subject to options under the Plan prior to the first date of the applicable fiscal quarter; and (b) a lesser number of shares of common stock determined by the Board.

PARTICIPANTS. As of the date of this Proxy Statement, no Options have been granted. It is impossible at this time to determine who in the future among the eligible participants may be selected to receive additional NQSO Options and ISO Options under the Plan or the number of shares of the Company's Common Stock which may be optioned to any eligible participant. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to the success of the Company as indicated by the Committee's evaluation of the position such eligible person occupies.

ADJUSTMENTS. If there is any material change in the Company's shares through or by means of a declaration of a stock dividend, reverse stock split, stock split or recapitalization of stock, reorganization, merger, consolidation, separation or otherwise, the number of shares available under the plan, the shares subject to any option, and the purchase price thereof will be adjusted appropriately by the Committee and the adjustment will be effective and binding for all purposes of the plan. If the Company participates in a merger, amalgamation, reorganization, consolidation or a sale of all or substantially all of the Company's assets, pursuant to an agreement with another company where the Company is not the surviving company, any unexercised options granted under the plan will be deemed cancelled unless the surviving company elects to assume the options under the plan or to issue substitute options in place of the options previously granted. If such options would be cancelled, the optionee will have the right to exercise the previously granted options, in whole or in part, without regard to any installment exercise provisions in the optionee's option agreement, during the ten (10) day period ending the fifth (5) day prior to such transaction.

TERMINATION AND AMENDMENT. The Plan terminates as of midnight on June 3, 2012, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors. Provided, that the Board of Directors must first obtain the approval of stockholders for any plan amendment that results in an increase in the total number of shares covered by the plan, changes the class of persons eligible to receive options granted under the plan, reduces the exercise price of options granted under the plan, extends the latest date upon which options may be exercised or for any other action where shareholder approval is required pursuant to any applicable law, rule or regulation. No amendment, modification or termination of the Plan shall in any manner adversely affect any Option previously granted under the Plan without the consent of the optionee except as described under "Adjustments" above.

EFFECTIVE DATE. The Plan became effective June 3, 2002. The Company expects that the ISO Options and NQSO Options granted under the Plan will be afforded the U.S. federal income tax treatment as described under "Federal Income Tax Consequences," below.

US FEDERAL INCOME TAX CONSEQUENCES. A participant receiving a NQSO Option under the Plan will not be in receipt of income under the Code and the applicable Treasury Regulations thereunder, upon the grant of the NQSO Option. However, he will realize income at the time the NQSO Option is exercised in an amount equal to the excess of the fair market value of the Common Stock acquired on the date of exercise or six months thereafter with respect to a participant subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, unless such participant elects to include such excess in income on the exercise date under
Section 83 of the Code, over the purchase price. The amount of income realized by a participant will be treated as ordinary income, and the Company will be entitled to deduct that same amount as a compensation expense. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

The granting of ISO Options will not produce income under the Code and the applicable Treasury Regulations to the participant and will not result in a tax deduction to the Company. Upon exercise of such rights, any cash a participant receives and the fair market value on the exercise date of any Common Stock received will be taxable to the participant as ordinary income. The amount of income recognized by a participant will be deductible by the Company. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

Upon the granting of ISO Options, no taxable event will occur to a participant upon such grant or upon the exercise of ISO Options and the Company will not be entitled to federal income tax deductions as the result. When a participant disposes of the shares acquired under an ISO Option, the difference between the option price and the selling price will be treated as long-term capital gain (or loss) if the shares are held for the requisite period of time. Under these constraints, shares may not be disposed of within two years from the date of the grant, or within one year after the shares are received in exercise of the Option. The holding periods are not applicable in the event of death of the shareholder. If shares acquired pursuant to an ISO Option under the Plan are disposed of prior to the end of these periods, generally the amount received which exceeds the price paid for the stock will be ordinary income to the optionee, and there will be a corresponding deduction to the Company for federal income tax purposes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE 2002 STOCK OPTION PLAN.

                              PROPOSAL NUMBER FOUR

                            REINCORPORATION IN NEVADA

To accomplish the proposed change in the Company's state of incorporation to Nevada from Delaware, the board of directors has unanimously adopted an Agreement and Plan of Merger between the Company and its wholly-owned subsidiary, Turbodyne Nevada, Inc. ("Turbodyne Nevada"). Under the merger agreement, Turbodyne Technologies Inc. will be merged into Turbodyne Nevada and each share of Turbodyne Technologies Inc. common stock (other than shares with respect to which the holder has asserted statutory dissenter's rights) will automatically be converted into one share of common stock, par value $0.001 per share of Turbodyne Nevada (the "Merger"). Upon completion of the Merger, the name of Turbodyne Nevada will be changed to "Turbodyne Technologies Inc.".

A copy of the merger agreement is attached as Appendix B to this Proxy Statement. Turbodyne Nevada was recently formed by the Company under Chapter 78 of the Nevada Revised Statutes (the "NRS") for the purpose of effecting the reincorporation. If the reincorporation is approved by the stockholders and the merger is completed, the NRS and the Articles of Incorporation and By-laws of Turbodyne Nevada (the "Nevada Charter Documents") will govern the rights of stockholders in the surviving entity. A copy of the Articles of Incorporation of Turbodyne Nevada is attached as Appendix C to this Proxy Statement. A copy of the Bylaws of Turbodyne Nevada is attached as Appendix D to this Proxy Statement. See "Comparative Rights of Stockholders of the Company and Turbodyne Nevada."

PRINCIPAL  FEATURES  OF  THE  MERGER

Upon the approval of the Merger by the Company's stockholders, the Company's Board of Directors will, as promptly as practicable, cause the Merger to be consummated. Upon the consummation of the Merger, the separate existence of the Company will cease, and Turbodyne Nevada, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Merger, be converted into one Common Share of Turbodyne Nevada. Upon the consummation of the Merger, stock certificates which immediately prior to the Merger represented common stock of the Company, including Common Shares held in the treasury of the Company, will be deemed for all purposes to represent the same number of shares of Turbodyne Nevada common stock. Stockholders will not be required to exchange their existing stock certificates for stock certificates of Turbodyne Nevada. However, following the Merger, if any stock certificates of the Company are submitted to Turbodyne Nevada or to its transfer agent for transfer, or if any stockholder so requests, a new stock certificate representing the subject Turbodyne Nevada shares will be delivered to the transferee or holder of such shares. This exchange of securities will be exempt from the registration requirements of the federal securities laws.

Approval of the Merger Agreement will not result in any change in the business, management, assets or liabilities of the Company. The directors of Turbodyne Nevada following the Merger will be Mannfred Hanno Jannsen, Eugene O'Hagan and Andrew Martyn-Smith, unless different directors are elected to the board of Turbodyne Delaware at the Annual Meeting in which case the elected directors of the Company will be the directors of Turbodyne Nevada. On the Effective Date, the Turbodyne Nevada common stock will be eligible for trading on the NASD Over the Counter Bulletin Board, where the Common Stock of the Company is currently traded.

Pursuant to the terms of the Merger Agreement, each option and warrant to purchase shares of Common Stock of the Company outstanding immediately prior to the consummation of the Merger will become an option or warrant to purchase Turbodyne Nevada common stock, subject to the same terms and conditions as set forth in the agreement pursuant to which such option or warrant was granted. All employee benefit plans and other agreements and arrangements of the Company, including the Company's 2002 Stock Option Plan, will be continued by Turbodyne Nevada upon the same terms and subject to the same conditions as in effect prior to the Merger.

It is a condition to the merger that stockholders owning not more than 1% of the outstanding shares of Common Stock of the Company exercise dissenter's appraisal rights. This condition may be waived in the sole discretion of the respective boards of directors of the Company and Turbodyne Nevada.

If approved by the Company's stockholders, it is anticipated that the reincorporation by means of the merger will be completed as soon as practicable after such consent. However, the merger may be abandoned, and the merger agreement may be amended, either before or after stockholder approval if circumstances arise which, in the opinion of the board of directors, make such action advisable, although subsequent to stockholder approval none of the principal terms may be amended without further stockholder approval.

The Merger does not require the approval of any federal or state regulatory agency.

PURPOSE  OF  THE  REINCORPORATION

The board of directors determined to reincorporate the Company in Nevada primarily because of its desire to reduce corporate expenses. As a Delaware corporation, the Company is required to pay franchise fees to the State of Delaware. Delaware bases its franchise fees on the number of authorized shares of a company's stock, subject to a maximum fee of $150,000. Nevada, however, charges a flat filing fee of $85 per year, regardless of the number of authorized shares. In 1991, Nevada revised the Nevada general corporation law making Nevada a more desirable jurisdiction for corporation's to conduct business. In many instances, Nevada adopted provisions identical or similar to the advantageous provisions provided by the Delaware General Corporation Law. The Company is also required to incur the additional legal expense of retaining Delaware legal counsel to assist on matters of Delaware law resulting from the fact that the Company is a Delaware corporation.

COMPARATIVE  RIGHTS  OF  STOCKHOLDERS  OF THE COMPANY AND TURBODYNE NEVADA, INC.

Upon consummation of the reincorporation, the outstanding shares of the Company's common stock (other than shares with respect to which the holder has asserted statutory dissenter's rights) will be converted into shares of Turbodyne Nevada common stock. Consequently, the Company's stockholders, whose rights as stockholders are currently governed by Delaware general corporate law (the "DGCL") and the Company's Certificate of Incorporation and By-laws, will become stockholders of Turbodyne Nevada whose rights will be governed by Nevada general corporate law (the "NRS") and Turbodyne Nevada's Articles of Incorporation and By-laws. Copies of the Articles of Incorporation and By-laws of Turbodyne Nevada which are proposed to be in effect upon the consummation of the reincorporation appear later in this Proxy Statement as Appendices D and E, respectively.

The approval of the reincorporation in Nevada will result in the increase in the authorized number of shares of common stock of the Company from 99,000,000 shares to 150,000,000 shares of common stock and 100,000,000 shares of preferred stock. The increase to the authorized number of shares of common stock of the Company is the subject of a separate vote for shareholder approval. See "Proposal No. 2. "AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK". In the event that the proposal to increase the number of authorized shares of common stock is not approved by stockholders at the Annual Meeting but the reincorporation in Nevada is approved, the Articles of Incorporation of Turbodyne Nevada will be amended to provide that the number of shares of authorized common stock of Turbodyne Nevada is 99,000,000 shares.

In most respects the rights of holders of the Company's common stock are similar to those of Turbodyne Nevada common stock. Certain aspects of the rights of holders of the Company's common stock and Turbodyne Nevada common stock are discussed below. The following summary does not purport to be a complete statement of the rights of the Company's stockholders under applicable Nevada law and the Nevada Charter Documents as compared with the rights of the Delaware stockholders under applicable Delaware law and the Delaware Charter Documents and is qualified in its entirety by the DGCL and the NRS to which stockholders are referred.

Authorized Capital Stock. The Company's authorized capital stock currently consists of 99,000,000 shares of common stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value $0.001 per share. Turbodyne Nevada's authorized capital stock consists of 150,000,000 shares of the Company's common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. If the proposal to increase the authorized capital is not approved, Turbodyne Nevada's authorized capital stock at the Effective Time of the reincorporation will consist of 99,000,000 shares of common stock.

Amendment to Charter. Delaware and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote (with, in each case, each stockholder being entitled to one vote for each share so held) to approve proposed amendments to a corporation's charter. The Delaware Charter Documents require that two-thirds of all outstanding shares entitled to vote approve any amendments to the Company's Certificate of Incorporation that would amend the following provisions of the Company's Certificate of Incorporation:

     (i) the second sentence of Article VI that provides that special meetings of the stockholders of the Company for any purpose or purposes may be called only by the board of directors, the chairman of the board, the chief executive officer or the president of the Company;
     (ii) Article  VII  that  provides  for  a  classified  board  of directors;
    (iii) the second paragraph of Article VIII that prohibits the taking of stockholder action by written consent of the stockholders;
     (iv) Article XI that authorizes the Directors of the Company to adopt, repeal, alter, amend or rescind the bylaws of the Company;
     (v) Article XII that that imposes the two-thirds majority requirement for the above amendments to the Certificate of Incorporation.

The Nevada Charter Documents do not impose any requirements for shareholder approval of amendments to the Articles of Incorporation of Turbodyne Nevada in excess of the approval of a majority of all outstanding shares entitled to vote.

Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's charter documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely.

Amendment to Bylaws. Under Delaware the Delaware Charter documents, the board of directors has the authority to adopt, repeal, alter, amend or rescind the bylaws of the Company, subject to the power of stockholders to adopt, repeal, amend or rescind the bylaws. Nevada law permits the board of directors to make the bylaws of the corporation, subject to the bylaws, if any, adopted by the stockholders.

Stockholder Approval of Certain Business Combinations. Both Nevada law and Delaware law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Sections 78.411
- - 78.444 of the NRS and Section 203 of the DGCL. The Articles of Incorporation of Turbodyne Nevada will elect not to be governed by Sections
78.411  to  78.444  of  the  NRS.

Under Section 203, certain "business combinations" with "interested stockholders" of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term "business combination" is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85 percent of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85 percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after rested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by two-thirds (66-2/3%), of the voting stock not owned by the interested stockholder.

Nevada law regulates combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to Delaware's provision that allows interested stockholder combinations at the time of the transaction with stockholder approval. Finally, after the three-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party or (ii) the interested stockholders satisfy certain fair value requirements.

Companies are entitled to opt-out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. The Articles of Incorporation of Turbodyne Nevada will elect not to be governed by Sections 78.411 to 78.444 of the NRS based by a determination by the board of directors that the regulation of business combinations is not in the best interests of shareholders to maximize the value of the shareholders' common stock.

Classified Board of Directors. Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The stockholders elect only one class each year and each class has a term of office at least one year but no longer than three years. The Delaware Charter Documents provide for a classified board of directors, with three classes of directors and three year terms of appointment for each director.

Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the directors is elected annually. The Nevada Charter Documents of Turbodyne Nevada also provide for a classified board of directors, with three classes of directors and three year terms of appointment for each director.

Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Nevada law permits cumulative voting in the election of directors as long as certain procedures are followed. Although Delaware law does not explicitly grant cumulative voting, a Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation.

The Company presently does not provide for cumulative voting in the election of directors. Similarly, the Articles of Incorporation for Turbodyne Nevada will not provide for cumulative voting.

Vacancies. Subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies during the year shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director appointed shall hold office for the remainder of the term of the class of directors in which the vacancy occurred.

Removal of Directors. Under Delaware law, the holders of a majority of voting shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting in which case if less than the entire board is to be removed no director may be removed without cause if the vote cast against his removal would be enough to elect him.

Nevada law requires at least two-thirds of the majority of voting shares or class entitled to vote at an election of directors to remove a director. Furthermore, Nevada law does not make a distinction between removals for cause and removals without cause.

Under Delaware law, a director of a corporation that does not have a classified board or permit cumulative voting may be removed, without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors. Turbodyne Nevada will not have a staggered board.

Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The Delaware Charter Documents prohibit the taking of action by written consent of the stockholders. The Nevada Charter Documents will permit the taking of action by written consent of the stockholders.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Unless the charter specifies a higher percentage, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Nevada law nor Delaware law requires approval by the stockholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

The Company's Delaware Certificate of Incorporation does not require a higher percentage to vote to approve certain corporate transactions. Turbodyne Nevada's Articles of Corporation will not specify a higher percentage.

Stockholders' Dissenter's Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder's shares (as determined by agreement by the parties or by court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Delaware law, appraisal rights are generally available for the shares of any class or series of stock of a corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) listed on a national security exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. (NASD) or (ii) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing. No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

In addition to the dissent rights provided under Delaware law, stockholders of the Company are provided with additional dissent rights by the Company's
Certificate of Incorporation. Stockholders of the Company are entitled to dissent rights in the event that the board of directors resolves to:

     (i) to amend the Certificate of Incorporation to add, change or remove any provisions restricting or constraining the issue, transfer, or ownership of shares of that class or series of capital stock;
     (ii) to amend the Certificate of Incorporation in any manner which would require a vote of stockholders of the outstanding shares of such class or series under Section 242 of the Delaware Law;
     (iii) to amend the Certificate of Incorporation to add, change or remove any restriction upon the business or businesses in which the Corporation may engage;
     (iv) to sell, lease or exchange all or substantially all of the Company's assets;
     (v) to amend the provisions of the Certificate of Incorporation providing for dissent rights in addition to those provided by Delaware law; or

     (vi) to effect any merger or consolidation in which the Company is a constituent corporation, whether or not any appraisal rights are otherwise available under Section 262 of the Delaware Law.


Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his shares in the event of consummation of, a plan of merger or plan of exchange in which the corporation is a party and any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. As with Delaware law, Nevada law provides an exception to dissenter's rights. Holders (i) of securities listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) of securities held by 2,000 stockholders of record are generally not entitled to dissenter's rights. The Nevada Charter Documents do not provide for any dissent rights in addition to those provided by the NRS.

Stockholder Inspection Rights. Delaware law grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

Nevada law provides that any person who has been a stockholder of record of a corporation for at least six months immediately preceding his demand, or any person who owns or has been authorized by the holders of at least 5% of all of its outstanding shares, is entitled to inspect and copy the stock ledger. Furthermore, any person who has been a stockholder of record of any corporation and owns or has been authorized by the holders of at least 15% of all of its outstanding shares, is entitled to inspect and copy the books of account and financial  records  of  a  corporation  and  conduct  an  audit of such records.

Dividends and Distributions. Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business; and (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Delaware law permits a corporation to pay dividends out of either (i) surplus or
(ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference on the distribution of assets. Delaware law defines surplus as the excess, at any time, of the net assets of a corporation (determined on a fair market value, as opposed to historical cost, basis) over its stated capital.

To date, neither the Company nor Turbodyne Nevada has paid dividends on its common stock. The payment of dividends, if any, is within the discretion of the board of directors of Turbodyne Nevada and will depend upon Turbodyne Nevada's earnings, its capital requirements and financial condition, and other relevant factors. The board of Turbodyne Nevada does not intend to declare any dividends in the foreseeable future, but instead intends to retain all earnings, if any, for use in Turbodyne Nevada's business operations.

Limitation of Liability and Indemnification Matters. Nevada law and Delaware law each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director's fiduciary duty, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify directors, officers, employees and agents for attorney's fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. Delaware law does not permit corporations to indemnify parties for amounts paid in derivative actions if they were adjudged liable to the corporation without court approval.

No corporation may indemnify a party unless it makes a determination that indemnification is proper. In Delaware, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. In Nevada, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Delaware law provides that a corporation may advance attorney's fees to a director, officer or employee upon receipt of an undertaking to repay the corporation if the person seeking the advance is ultimately found not to be entitled to indemnification. Nevada law does not require employees to give the undertaking. Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds.

Nevada law does not expressly preclude a corporation from limiting liability for a director's breach of the duty of loyalty or preclude a corporation from limiting liability for any transaction from which a director derives an improper personal benefit.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REINCORPORATION

The following is a summary discussion of certain federal income tax consequences of the reincorporation to stockholders who receive Turbodyne Nevada common stock in exchange for their common stock. The discussion does not address all the federal income tax consequences of the reincorporation and, in particular, does not address the federal income tax consequences that may be relevant to particular stockholders, such as dealers in securities, holders of stock options or those stockholders who acquired their shares upon the "exercise" of stock options.

The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the reincorporation under the Internal Revenue Code of 1986, as amended. The Company is of the opinion, however, that: (a) the reincorporation will constitute a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986; (b) no gain or loss will be recognized by holders of the Company's common stock upon receipt of Turbodyne Nevada common stock pursuant to the reincorporation; (c) the aggregate tax basis of Turbodyne Nevada common stock received by each stockholder will be the same as the aggregate tax basis of common stock held by such stockholder immediately prior to the reincorporation; and (d) the holding period of Turbodyne Nevada common stock received by each stockholder will include the period during which such stockholder held the the Company common stock surrendered in exchange therefor, provided that such the Company common stock was held by such stockholder as a capital asset at the time of the reincorporation.

Although the Company is of the opinion that the federal income tax consequences to the reincorporation will be as described above, such opinion is not binding upon the IRS nor does it preclude the IRS from taking a contrary position. There can be no assurance that the federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be decided favorably to the parties to the reincorporation.

A successful IRS challenge to the tax-free status of the reincorporation would result in a stockholder recognizing gain or loss with respect to each share of the Company common stock surrendered equal to the difference between that stockholder's basis in such share and the fair market value, as of the time of the reincorporation, of Turbodyne Nevada common stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Turbodyne Nevada common stock received in the exchange would equal such fair market value, and such stockholder's holding period for such shares would not include the period during which such stockholder held the Company common stock.

No information is provided herein with respect to the tax consequences, if any, under applicable state, local or foreign tax laws. In addition, the federal income tax discussion set forth above is for general information only.

Because the stockholders' tax circumstances may differ, stockholders are urged to consult their own tax advisors with respect to these and other tax consequences of the reincorporation.

APPRAISAL  RIGHTS

Holders of shares of Common Stock are entitled to appraisal rights under Section 262 of the Delaware General Corporation Law in accordance with the Company's Certificate of Incorporation. A holder having a beneficial interest in shares of Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever appraisal rights the beneficial owner may have.

THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DELAWARE GENERAL CORPORATION LAW AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262, WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX E TO THIS DOCUMENT.

All references in Section 262 and in this summary to a "stockholder" are to the record holder of shares of Common Stock as to which appraisal rights are asserted. As used in this document, "surviving corporation" means Turbodyne Nevada, the corporation surviving the merger.

Holders of shares of Common Stock who do not wish to accept, pursuant to the merger, the merger consideration provided for in the merger agreement and who follow the procedures set forth in Section 262 of the Delaware General Corporation Law will be entitled to have their shares of Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of such shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by such court.

Under the Delaware Charter Documents and Section 262 of the Delaware General Corporation Law, where a merger is to be submitted for approval and adoption at a meeting of stockholders the corporation submitting the proposed merger to a vote of its stockholders must notify each of its stockholders entitled to appraisal rights that such appraisal rights are available. Such notice must be given by the corporation to its stockholders entitled to appraisal rights no less than 20 days prior to the meeting at which the merger proposal will be submitted to the stockholders for a vote and such notice must include a copy of
Section 262 of the Delaware General Corporation Law. THIS DOCUMENT CONSTITUTES SUCH NOTICE TO THE HOLDERS OF SHARES OF COMMON STOCK, AND THE APPLICABLE
STATUTORY PROVISIONS OF THE DELAWARE GENERAL CORPORATION LAW ARE ATTACHED TO THIS DOCUMENT AS APPENDIX E. Any holder who wishes to exercise such appraisal rights, or who wishes to preserve his or her right to do so, should review the following discussion and Appendix E to this document carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the Delaware General Corporation Law.

A  HOLDER  OF  SHARES  OF  COMMON STOCK WISHING TO EXERCISE HIS OR HER APPRAISAL
RIGHTS MUST DELIVER TO THE SECRETARY OF THE COMPANY, BEFORE THE VOTE ON THE MERGER AND THE MERGER AGREEMENT AT THE ANNUAL MEETING, A WRITTEN DEMAND FOR APPRAISAL OF HIS OR HER SHARES OF COMMON STOCK AND MUST NOT VOTE HIS OR HER SHARES OF COMMON STOCK IN FAVOR OF APPROVAL AND ADOPTION OF THE MERGER AND THE MERGER AGREEMENT. Because a proxy which does not contain voting instructions will, unless revoked, be voted for approval and adoption of the merger and the merger agreement, a holder of shares of Common Stock who votes by proxy and who wishes to exercise his appraisal rights must:

-     vote against approval and adoption of the merger and the merger agreement;
      or

- abstain from voting on approval and adoption of the merger and the merger agreement.



Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to approve and adopt the merger and the merger agreement will constitute a written demand for appraisal within the meaning of
Section 262 of the Delaware General Corporation Law. The written demand for appraisal must be in addition to and separate from any such proxy or vote. In addition, a holder wishing to exercise his or its appraisal rights must continue to hold all of such holder's other shares of Common Stock from the date of the demand for appraisal until the completion of the merger.

Only the person who is the holder of record on the date the written demand for appraisal is made is entitled to assert appraisal rights for the Common Stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as his or her name appears on the stock certificate(s). If the shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares of common stock are owned of record by more than one person, as in a joint tenancy and tenancy-in-common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners.

A record holder such as a broker who holds shares of Common Stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of Common Stock held for one or more beneficial owners while not exercising such rights with respect to the shares of Common Stock held for other beneficial owners. In such a case, the written demand should set forth the number of shares of Common Stock as to which appraisal is sought and when no number of shares of Common Stock is expressly mentioned the demand will be presumed to cover all shares of Common Stock held in the name of the record owner. Holders who hold their shares of Common Stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

All written demands for appraisal must be delivered to the Secretary of the Company, either in person or by mail (certified mail, return receipt requested, being the recommended form of transmittal) addressed to the Company, Attention:
Charles Caverno, Corporate Secretary at 6155 Carpinteria Avenue, Carpinteria, California 93013. All written demands for appraisal must be received by the Company before the taking of the vote on the merger agreement and the merger.

Within 10 days after the effective time of the merger, the surviving corporation must send a notice as to the effectiveness of the merger to each former stockholder of the Company who has made such a written demand for appraisal and who has not voted in favor of approval and adoption of the merger and the merger agreement. Within 120 days after the effective time, but not thereafter, the surviving corporation, or any holder who is entitled to appraisal rights under
Section 262 of the Delaware General Corporation Law and has complied with the requirements of that section, may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Common Stock. The surviving corporation is under no obligation to and does not presently intend to file a petition in respect of the appraisal of the fair value of the shares of Common Stock. Accordingly, it is the obligation of the holders to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262 of the Delaware General Corporation Law.

Within 120 days after the effective time, any holder who has complied with the requirements under Section 262 of the Delaware General Corporation Law for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of Common Stock with respect to which demands for appraisal have been received and which have not voted in favor of approval and adoption of the merger and the merger agreement, and the aggregate number of holders of such shares of Common Stock. Such statements must be mailed within 10 days after a written request therefor has been received by the surviving corporation.

If a petition for appraisal is duly filed by a holder of shares of Common Stock and a copy thereof is delivered to the surviving corporation, the surviving corporation will then be obligated within 20 days to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all holders of shares of Common Stock who have demanded appraisal of their shares. After notice to such holders, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition to determine those holders who have complied with Section 262 of the Delaware General Corporation Law and who have become entitled to appraisal rights under that section. The Delaware Court of Chancery may require the holders who have demanded payment for their shares of Common Stock to submit their stock certificates to the Register in Chancery for a notation thereon of the pendency of the appraisal proceedings, and if any holder fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such holder.

After determining the holders entitled to an appraisal, the Delaware Court of Chancery will appraise the "fair value" of their shares of Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Holders considering seeking appraisal should be aware that the fair value of their shares of Common Stock as determined under Section 262 of the Delaware General Corporation Law could be more than, the same as or less than the consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares of Common Stock and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under
Section 262 of the Delaware General Corporation Law. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. More specifically, the Delaware Supreme Court has stated that: "Fair value, in an appraisal context, measures 'that which has been taken from the stockholder, viz., his proportionate interest in a going concern.' In the appraisal process the corporation is valued 'as an entity,' not merely as a collection of assets or by the sum of the market price of each share of its stock. Moreover, the corporation must be viewed as an on-going enterprise, occupying a particular market position in the light of future prospects." In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. The Court also will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares of Common Stock have been appraised. The costs of the action may be determined by the Court and taxed upon the parties as the Court deems equitable. The Court also may order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares of Common Stock that have effectively pursued appraisal.

From and after the effective time, a holder who has duly demanded an appraisal in compliance with Section 262 of the Delaware General Corporation Law will not be entitled to vote the shares of Common Stock subject to the appraisal demand for any purpose or be entitled to the payment of dividends or other distributions, if any, on those shares (except dividends or other distributions, other than the merger consideration, payable to holders of record of shares of Common Stock as of a date prior to the effective time).

If any holder who demands appraisal of his shares of Common Stock under Section 262 of the Delaware General Corporation Law fails to perfect, or effectively withdraws or loses, his right to appraisal as provided in the Delaware General Corporation Law, the shares of Common Stock of such stockholder will be converted into the right to receive the merger consideration in accordance with the merger agreement. A holder will fail to perfect, or effectively lose or withdraw, his or her right to appraisal if he or she:

     - fails to provide a written demand for appraisal of his or her shares of Common Stock before the taking of the vote on the merger;

     - votes for approval and adoption of the merger and the merger agreement (or submits an executed proxy without voting instructions);

     - does not file a petition for appraisal in the Court of Chancery within 120 days after the effective time of the merger; or

     - delivers to the Company (or, after the effective time, to the surviving corporation) a written withdrawal of his or her demand for appraisal and an acceptance of the merger, except that any such attempt to withdraw made more than 60 days after the effective time will require the written approval of the surviving corporation.

FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.

EXCHANGE  OF  CERTIFICATES

Upon the merger becoming effective, each outstanding share of the Company common stock will be converted into one fully paid and non-assessable share of Turbodyne Nevada common stock. Stockholders are requested, but are not required, to exchange their current share certificates for shares of Turbodyne Nevada. Stockholders who desire to exchange their shares may do so following consummation of the merger by surrendering them to the Company's transfer agent, Computershare Transfer Company, who will issue new certificates for shares of Turbodyne Nevada common stock upon receipt of old share certificates. Delivery of stock certificates issued by the Company prior to the effectiveness of the reincorporation will constitute "good delivery" of shares in transaction subsequent to reincorporation. Certificates of Turbodyne Nevada will be issued with respect to transfers consummated after the merger.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  IN FAVOR OF THE REINCORPORATION.

                              PROPOSAL NUMBER FIVE

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The board of directors has appointed BDO Dunwoody LLP effective March 6, 2002 as the independent public accountants of the Company for the fiscal year ending December 31, 2002. BDO Dunwoody LLP audited the Company's financial statements for the fiscal year ending December 31, 2001.

The Company anticipates that no representatives of BDO Dunwoody LLP will be present at the annual meeting.

In the event ratification by the stockholders of the appointment of BDO Dunwoody LLP as the Company's independent public accountants is not obtained, the board of directors will reconsider such appointment.

CHANGE  OF  AUDITORS

McGowan Guntermann, the independent accounting firm which was previously engaged as the principal accountant to audit Turbodyne's financial statements, resigned and confirmed the cessation of the client-auditor relationship by letter dated July 16, 2001 to Turbodyne's board of directors. Unfortunately, the firm's letter of July 16, 2001 was initially routed to former members of management who had resigned on July 3, 2001, and was not delivered to Turbodyne's current management until August 12, 2001.

The principal accountant's reports on Turbodyne's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to terminate the client-auditor relationship was made by the auditor and was not recommended or approved by Turbodyne's board of directors or any committee of Turbodyne's board of directors.

There were not, during Turbodyne's two most recent fiscal years and any subsequent interim period preceding such resignation, any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

No  "reportable  events,"  as  defined in paragraphs (a)(2)(v)(A) through (D) of
Item 304 of Regulation S-K, occurred during Turbodyne's two most recent fiscal years or any subsequent interim period preceding the former accountant's resignation.

Turbodyne filed the consent of McGowan Guntermann dated August 16, 2001 with the Securities and Exchange Commission on August 17, 2001 confirming their agreement to the above statements.

Effective on March 6, 2002, Turbodyne engaged a new independent accountant, BDO Dunwoody, LLP, chartered accountants to audit Turbodyne's financial statements. Neither Turbodyne nor anyone on Turbodyne's behalf has, during the two most recent fiscal years or any subsequent interim period prior to engaging BDO Dunwoody, consulted with BDO Dunwoody regarding any of the subject matters identified in paragraph (a)(2) of Item 304 of Regulation S-K.

AUDIT  FEES

The Company has been billed $95,000 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year ended December 31, 2001. In addition, the Company paid $5,000 for the reviews of its quarterly financial statements for the most recent fiscal year ended December 31, 2001.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

There were no fees billed by the Company's auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole. As there were no fees billed or expended for the above services, The Company's board of directors did not consider whether such expenditures were compatible with maintaining the auditor's independence from the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF BDO DUNWOODY LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                           FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                          FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for the Company's proxy statement and form of proxy for this current annual meeting of shareholders will be June 18, 2002. The deadline for submittals of shareholder proposals to be included in the proxy statement and form of proxy for the Company's next annual general meeting of shareholders will be February 18, 2003. Shareholder proposals must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals in order to be included in the Company's proxy statement for that meeting.

                       WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.


By  Order  of  the  Board  of  Directors  of  Turbodyne  Technologies  Inc.


/s/ Daniel Black
Daniel Black
Chief  Executive  Officer,  President  and  Director


Carpinteria,  California
June  24,  2002

                                   APPENDIX A

                            TO THE PROXY STATEMENT OF

                           TURBODYNE TECHNOLGIES, INC.

                                FOR ITS 2002 AGM








                             2002 STOCK OPTION PLAN

                            2002 STOCK OPTION PLAN OF



                           TURBODYNE TECHNOLOGIES INC.

                                  June 3, 2002







                             A Delaware Corporation

                              STOCK OPTION PLAN OF
                           TURBODYNE TECHNOLOGIES INC.

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------


PURPOSE OF THE PLAN                                                          1

TYPES OF STOCK OPTIONS                                                       1

DEFINITIONS                                                                  1

ADMINISTRATION OF THE PLAN                                                   2

GRANT OF OPTIONS                                                             3

STOCK SUBJECT TO PLAN                                                        4

TERMS AND CONDITIONS OF OPTIONS                                              4

TERMINATION OR AMENDMENT OF THE PLAN                                         9

INDEMNIFICATION                                                              9

EFFECTIVE DATE AND TERM OF THE PLAN                                         10

                              STOCK OPTION PLAN OF
                           TURBODYNE TECHNOLOGIES INC.

                             A Delaware Corporation



1.     PURPOSE  OF  THE  PLAN

The purpose of this Plan is to strengthen Turbodyne Technologies Inc. (hereinafter the "Company") by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of stock of the Company, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries.

2.     TYPES  OF  STOCK  OPTIONS

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this
Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code ("Qualified Stock Options"), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code ("Non-Qualified Stock Options").

3.     DEFINITIONS

The  following  definitions  are  applicable  to  the  Plan:

(1)  Board.  The  Board  of  Directors  of  the  Company.

(2)  Code.  The  Internal  Revenue  Code  of 1986, as amended from time to time.

(3)  Common  Stock.  The  shares  of  Common  Stock  of  the  Company.

(4)  Company.  Turbodyne  Technologies  Inc.,  a  Delaware  corporation.

(5) Consultant. An individual or entity that renders professional services to the Company as an independent contractor and is not an employee or under the direct supervision and control of the Company.

(6) Disabled or Disability. For the purposes of Section 7, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

(7) Fair Market Value. For purposes of the Plan, the "fair market value" per share of Common Stock of the Company at any date shall be: (a) if the

     Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; or (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, or quoted by NASDAQ or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

(8) Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(9) Non-Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

(10) Optionee.  The  recipient  of  a  Stock  Option.

(11) Plan Administrator. The board or the Committee designated by the Board pursuant to Section 4 to administer and interpret the terms of the Plan.

(12) Stock Option. Any option to purchase shares of Common Stock granted pursuant to Section 7.


4.     ADMINISTRATION  OF  THE  PLAN


This Plan shall be administered by the Board of Directors, the Executive Committee of the Board of Directors, or by a Compensation Committee (hereinafter the "Committee") composed of members selected by, and serving at the pleasure of, the Board of Directors (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

If a Committee is established, all of the members of the Committee shall be persons who, in the opinion of counsel to the Company, are outside directors and "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission. -From time to time, the Board may increase or decrease the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

At the option of the Board, the entire Board of Directors of the Company may act as the Plan Administrator during such periods of time as all members of the Board are "outside directors" as defined in Prop. Treas. Regs. '1.162-27(e)(3).

5.     GRANT  OF  OPTIONS

The  Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non--Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non--Qualified Stock Options may be granted to employees, officers, directors and consultants who are selected by the Plan Administrator.

6.     STOCK  SUBJECT  TO  PLAN

The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. Subject to adjustment as provided herein, the maximum aggregate number of shares of the Company's common stock that may be optioned and sold under the Plan is 6,000,000 shares. The maximum aggregate number of shares of the Company's common stock that may be optioned and sold under the Plan may be increased effective the first day of each of the Company's fiscal quarters, beginning with the fiscal quarter commencing July 1, 2002, upon approval by the Company's board of directors, by an amount equal to the lesser of:

(1) The number of shares which is equal to 7.5% of the outstanding shares of the Common Stock on the first day of the applicable fiscal quarter, less the number of shares of Common Stock which may be optioned and sold under the Plan prior to the first day of the applicable fiscal quarter; and

(2) a lesser number of shares of Common Stock determined by the board of directors of the Company.

The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed three percent (3%) of the issued and outstanding common shares of the Company. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

7.     TERMS  AND  CONDITIONS  OF  OPTIONS

Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions that are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(1) Number of Shares. Each Option agreement shall specify the number of shares subject to the Option.

(2) Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of the grant, but shall not be less than 85% of Fair Market Value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of any Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value per share of the Common Stock of the Company on the date the Option is granted. For purposes of determining the stock ownership of an employee, the attribution rules of Section 424(d) of the Code shall apply.

(3) Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by: (a) delivery of a written notice to the Company prior to the time when such Stock Option becomes unexercisable herein, stating the number of shares bring purchased and complying with all applicable rules established by the Plan Administrator; (b) payment in full of the exercise price of such Option by, as applicable, delivery of: (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a "cashless exercise"), or
     (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise"); (c) payment of the amount of tax required to be withheld (if any) by the Company, or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by: (i) cash or check payable to the Company, (ii) a cashless exercise, (iii) a stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment methods; and (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of credit to any Optionee to finance the Optionee's purchase of shares pursuant to the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(4) Terms of Option. No Option shall be exercisable after the expiration of the earliest of: (a) ten years after the date the Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death, (c) one year after the date the Optionee's employment with the Company, and its subsidiaries, terminates, or a Non--Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the term set forth in (a) above shall not be more than five years after the date the Option is granted.

(5) Exercise of an Option. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall vest or be exercisable and to accelerate the time or times of vesting and exercise; provided, however each Option shall provide the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted. Unless otherwise provided by the Plan Administrator, each Option will not be subject to any vesting requirements. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant hereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

(6) No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

(7) Limit on Incentive Stock Option. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which an Incentive Stock Option is granted and exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non--Qualified Stock Options. The determination of which Stock Options shall be treated as Non--Qualified Stock Options shall be made by taking Stock Options into account in the Order in which they were granted.

(8) Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state securities laws. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock be subject to restrictions on transfer. The Company may place a legend on the share certificates reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of any such agreement shall apply to the optioned shares.

(9) Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise will be acquired for investment and without a view toward distribution thereof, and in such case, the Company may place a legend on the share certificate(s) evidencing the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

(10) Rights as a Shareholder or Employee. An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (Ordinary or extraordinary, whether cash, securities, or other property), or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph (13) below. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

(11) No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

(12) Exercise in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of paragraph (4) above.

(13) Recapitalization or Reorganization of the Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made
     (1) in the number and class of shares subject to the Plan, (2) to the Option rights granted under the Plan, and (3) in the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the Option shall he rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

     In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement.

(14) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding options granted under the Plan, including an amendment to the exercise price of outstanding options, and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner that would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

(15) Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

8.     TERMINATION  OR  AMENDMENT  OF  THE  PLAN

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (except by operation of the provisions of paragraph (13) above) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the limits for determination of the minimum exercise price of Options granted under the Plan, and no extension of the limits for determination of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9.     INDEMNIFICATION

In addition to such other rights of indemnification as they may have as members of the Board Committee that administers the Plan, the members of the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company). In addition, such members shall be indemnified by the Company for any amount paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall have been adjudged that such member is liable for negligence or misconduct in the performance of his or her duties, provided however that within sixty (60) days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10.     EFFECTIVE  DATE  AND  TERM  OF  THE  PLAN

This Plan shall become effective (the "Effective Date") on the date of adoption by the board of directors. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on June 3, 2012.

IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed as of the 3rd day of June, 2002.


TURBODYNE  TECHNOLOGIES  INC.

/s/ Daniel Black
__________________________
By:  Daniel Black
Its: Chief Executive Officer

                                   APPENDIX B

                            TO THE PROXY STATEMENT OF

                           TURBODYNE TECHNOLGIES, INC.

                                FOR ITS 2002 AGM








                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into on the 12th of June, 2002 by Turbodyne Technologies, Inc., a Delaware corporation ("Turbodyne Delaware") and Turbodyne Nevada, Inc., a
Nevada  corporation("Turbodyne  Nevada").

                             PRELIMINARY STATEMENTS

     Turbodyne  Nevada  is  a  wholly  owned  subsidiary  of Turbodyne Delaware.

     The Boards of Directors of Turbodyne Nevada and Turbodyne Delaware deem it desirable and in the best interests of their respective shareholders that Turbodyne Delaware be merged with and into Turbodyne Nevada (the "Merger") on the terms and conditions of this Agreement.

     The Boards of Directors of Turbodyne Nevada and Turbodyne Delaware, by resolutions duly adopted, have approved and adopted this Agreement.

     It is intended that the Merger be completed pursuant to Section 253 of the Delaware General Corporation Law and Article 92A.190 of the Nevada Revised Statutes.

     It is intended that the Merger will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder

     NOW THEREFORE the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Turbodyne Delaware shall merge with and into Turbodyne Nevada on the following terms, conditions and other provisions:

                               STATEMENT OF TERMS

                                    SECTION 1
                                   THE MERGER

     1.1     The  Merger.  Subject  to  Section  1.8,  upon  and  subject to the
             -----------
approval of the shareholders of Turbodyne Delaware, Turbodyne Delaware will be merged with and into Turbodyne Nevada in accordance with this Agreement, the Certificate of Merger substantially in the form of Exhibit A attached to this
                                                      ---------
Agreement (the "Certificate of Merger"), and the applicable provisions of the Delaware General Corporation Law (the "Delaware Law") and the Nevada Revised Statutes (the "Nevada Law"). Following the Merger, Turbodyne Nevada will continue as the surviving corporation ("Surviving Corporation") and the separate existence of Turbodyne Delaware will cease, except insofar as it may be continued by the Delaware Law and the Nevada Law.

     1.2     Effective Time of the Merger. The Merger will be effective at the
             -----------------------------
time (the "Effective Time") of the later of (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Nevada, which certificate is to be filed in both places as soon as practicable on or after approval of the Merger by the shareholders of Turbodyne Delaware.

     1.3     Effect  of  the Merger.  The Merger will have the effects set forth
             ----------------------
in of the Delaware Law, including section 259 of the Delaware Law and Section 92A.250 of the Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Turbodyne Nevada and Turbodyne Delaware will vest in Surviving Corporation without further act or deed, and all debts, liabilities and duties of Turbodyne Nevada and Turbodyne Delaware will become the debts, liabilities and duties of Surviving Corporation.

     1.4     Certificate  of  Incorporation;  Bylaws.
             ---------------------------------------

     (a) The certificate of incorporation of Turbodyne Nevada as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Certificate of Merger, and will be the certificate of incorporation of Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law. The Certificate of Merger will effect a name change of the Surviving Corporation to Turbodyne Technologies, Inc.

     (b) At the Effective Time, the by-laws of Turbodyne Nevada, as in effect immediately prior to the Effective Time, will be the by-laws of Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

     1.5     Directors. The directors of Turbodyne Delaware immediately prior to
             ---------
the Effective Time will be the directors and officers, respectively, of the Surviving Corporation after the Effective Time, unless different directors are elected to the board of Turbodyne Delaware at the 2002 annual general meeting of Turbodyne Delaware in which case the elected directors of Turbodyne Delaware will be the directors of the Surviving Corporation. The directors will hold office in the classes and for the terms in effect immediately prior to the Effective Date. The directors will hold office until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with certificate of incorporation and bylaws of Surviving Corporation.

     1.6     Officers.  The  officers  of  Turbodyne  Delaware immediately prior
             --------
to the Effective Time will be the directors of the Surviving Corporation after the Effective Time, unless different officers. The officers will hold office until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with certificate of incorporation and bylaws of Surviving Corporation.

     1.7     Taking  of  Necessary  Action.  If  after the  Effective  Time any
             -----------------------------
further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Turbodyne Nevada or Turbodyne Delaware, and the officers and directors, or the former officers and directors, as the case may be, of Turbodyne Nevada and Turbodyne Delaware and the Surviving Corporation will take all such necessary action.

     1.8     Dissenting  Shareholders.  It  is  a  condition  of  the  Merger
             ------------------------
that stockholders of Turbodyne Delaware holding not more than 1% of Turbodyne Delaware's issued and outstanding shares of common stock will have exercised dissent rights in respect of the Merger, provided that this condition may be waived by each party by joint notice in writing.

                                    SECTION 2
                              MERGER CONSIDERATION

     2.1     Merger  Consideration.
             ---------------------

     (a)     Conversion  of Turbodyne Delaware Common Stock.  Each share of
             ----------------------------------------------
Turbodyne Delaware common stock, par value $0.001 per share ("Turbodyne Delaware Common Stock") issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.4) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of common stock of Turbodyne Nevada (each a share of "Turbodyne Nevada Common Stock").

     (b)     Conversion  of  Turbodyne  Nevada  Stock.  Each  share of Turbodyne
             ----------------------------------------
Nevada Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and returned to the status of authorized but unissued shares.

     (c)     Conversion of Turbodyne Delaware Stock Options.  Each option to
             ----------------------------------------------
purchase or otherwise acquire shares of Turbodyne Delaware Common Stock, whether for cash or other consideration (each, a "Turbodyne Delaware Stock Option") issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into an option to purchase or otherwise acquire an equal number of shares of Turbodyne Nevada Common Stock on the same terms and conditions and will be recognized as such by Turbodyne Nevada.

     (d)     Conversion  of  Turbodyne  Delaware  Warrants.  Each  warrant  to
             ---------------------------------------------
purchase or otherwise acquire shares of Turbodyne Delaware Common Stock, whether for cash or other consideration (each, a "Turbodyne Delaware Warrant") issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a warrant to purchase or otherwise acquire an equal number of shares of Turbodyne Nevada Common Stock on the same terms and conditions and will be recognized as such by Turbodyne Nevada.

     2.2     Conversion  Procedure.
             ---------------------

     (a)     Stock  Certificate Conversion Procedure.  After the Effective Time,
             ---------------------------------------
each holder of Turbodyne Delaware Common Stock will be entitled to exchange his, her, or its certificate representing the Turbodyne Delaware Common Stock ("Turbodyne Delaware Stock Certificate") for a certificate representing the number of shares of Turbodyne Nevada Common Stock into which the number of shares of Turbodyne Delaware Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.1(a) of this Agreement. Each holder of Turbodyne Delaware Common Stock may exchange his, her or its Turbodyne Delaware Stock Certificate by delivering it to the Surviving Corporation duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Turbodyne Nevada Common Stock to the holder thereof. Until surrendered as contemplated by this Section 2.2, each Turbodyne Delaware Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Turbodyne Nevada Common Stock certificates representing the number of whole shares of Turbodyne Nevada Common Stock into which the shares of Turbodyne Delaware Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed Turbodyne Delaware Stock Certificates, the Surviving Corporation will cause the issuance of the number of shares of Turbodyne Nevada Common Stock as converted pursuant to Section 2.1(a) of this Agreement.

     (b)     Turbodyne Delaware Stock Option  Conversion  Procedure.  After  the
             ---------------------------------------------------------
Effective Time, to the extent determined necessary by the Surviving Corporation, the Surviving Corporation will replace the certificate, agreement or other documentation evidencing any Turbodyne Delaware Stock Option ("Turbodyne Delaware Stock Option Agreement") with a new certificate, agreement, confirmation or other documentation for the purchase or acquisition of the same number of shares of Turbodyne Nevada Common Stock as were subject to the Turbodyne Delaware Stock Option on terms as nearly equivalent to those of the Turbodyne Delaware Stock Option Agreement as may be accomplished under applicable law (the "Replacement Stock Option"). Any holder of a Turbodyne Delaware Stock Option may request a Replacement Stock Option by notifying the Surviving Corporation of such request in writing and including a copy of his, her or its Turbodyne Delaware Stock Option Agreement. No replacement of a Turbodyne Delaware Stock Option will be issued until the original Turbodyne Delaware Stock Option

Agreement and any other documentation deemed reasonably necessary by the Surviving Corporation is signed and surrendered to the Surviving Corporation by the holder of the Turbodyne Delaware Stock Option Agreement. Until surrendered as contemplated by this Section 2.2, each Turbodyne Delaware Stock Option will be deemed at any time after the Effective Time to represent only the right to receive a Replacement Stock Option for the same number of shares of Turbodyne Delaware Common Stock subject to the Turbodyne Delaware Stock Option.

     (c)     Turbodyne  Delaware  Warrant  Conversion  Procedure.  After  the
             ---------------------------------------------------
Effective Time, to the extent determined necessary by the Surviving Corporation, the Surviving Corporation will replace the certificate, agreement or other documentation evidencing any Turbodyne Delaware Warrant ("Turbodyne Delaware Warrant Agreement") with a new certificate, agreement, confirmation or other documentation for the purchase or acquisition of the same number of shares of Turbodyne Nevada Common Stock as were subject to the Turbodyne Delaware Warrant on terms as nearly equivalent to those of the Turbodyne Delaware Warrant
Agreement as may be accomplished under applicable law (the "Replacement Warrant"). Any holder of a Turbodyne Delaware Warrant may request a Replacement Warrant by notifying the Surviving Corporation of such request in writing and including a copy of his, her or its Turbodyne Delaware Warrant Agreement. No replacement of a Turbodyne Delaware Warrant will be issued until the original Turbodyne Delaware Warrant Agreement and any other documentation deemed reasonably necessary by the Surviving Corporation is signed and surrendered to the Surviving Corporation by the holder of the Turbodyne Delaware Warrant Agreement. Until surrendered as contemplated by this Section 2.2, each Turbodyne Delaware Warrant will be deemed at any time after the Effective Time to represent only the right to receive a Replacement Warrant for the same number of shares of Turbodyne Delaware Common Stock subject to the Turbodyne Delaware Warrant.

     2.3     No  Fractional  Shares.  No  fractional  shares of Turbodyne Nevada
             ----------------------
Common Stock will be issued as a result of the Merger. In lieu of any such fractional shares, each holder of Turbodyne Delaware Common Stock who would otherwise have been entitled to receive a fraction of a share of Turbodyne Nevada Common Stock in the Merger will be rounded up to the next nearest whole number of shares of Turbodyne Nevada Common Stock.

     2.4     Appraisal  Rights.  Notwithstanding any provision of this Agreement
             -----------------
to the contrary, shares of Turbodyne Delaware Common Stock ("Dissenting Shares") that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Section 262 of the Delaware Law (the "Dissenting Stockholders") will not be converted into or be exchangeable for the right to receive Turbodyne Nevada Common Stock, unless and until such holders will have failed to perfect or will have effectively withdrawn or lost their rights to appraisal under the Nevada Law. Turbodyne Delaware will give the Surviving Corporation (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Turbodyne Delaware Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to the Delaware Law and received by Turbodyne Delaware relating to stockholders' rights of appraisal, and (ii) will keep the Surviving Corporation informed of the status of all negotiations and proceedings with respect to demands for appraisal under the Delaware Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Turbodyne Delaware Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Turbodyne Nevada Common Stock pursuant to Section 2.1 of this Agreement.

     2.5     No  Further  Ownership  Rights  in  Turbodyne  Delaware Stock.  The
             -------------------------------------------------------------
promise to exchange the Turbodyne Delaware Common Stock for shares of Turbodyne Nevada Common Stock in accordance with the terms of this Section 2 will be deemed to have been given in full satisfaction of all rights pertaining to the Turbodyne Delaware Common Stock, and there will be no further registration of transfers on the stock transfer books of Turbodyne Delaware of the shares of Turbodyne Delaware Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Turbodyne Delaware Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Turbodyne Delaware Common Stock, except as otherwise provided in this Agreement or by law.

     2.6     Distributions  with  Respect  to  Unsurrendered  Turbodyne Delaware
             -------------------------------------------------------------------
Stock.  No  dividends  or  other  distributions  with  a  record  date after the
-----
Effective Time will be paid to the holder of any unsurrendered Turbodyne Delaware Stock Certificate until the surrender of such Turbodyne Delaware Stock Certificate in accordance with Section 2.2 of this Agreement. Following surrender of any such Turbodyne Delaware Stock Certificate, the Surviving Corporation will pay to the holder of the Turbodyne Nevada Common Stock certificate issued in exchange the Turbodyne Delaware Stock Certificate, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such Turbodyne Nevada Common Stock which such holder is entitled pursuant to Section 2.1 of this Agreement, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Turbodyne Nevada Common Stock.

     2.7     Lost,  Stolen  or  Destroyed  Certificates.  If  any  certificate
             ------------------------------------------
representing Turbodyne Delaware Common Stock, any Turbodyne Delaware Stock Option Agreement or any Turbodyne Delaware Warrant Agreement has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such certificate, the Surviving Corporation will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Turbodyne Nevada Common Stock, Replacement Stock Option or Replacement Warrant deliverable in respect thereof, pursuant to Section 2.1 of this Agreement.

                                    SECTION 3
                            MISCELLANEOUS PROVISIONS

     3.1     Further Assurances.  Each of the parties hereto will cooperate with
             ------------------
the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

     3.2     Amendment.  This  Agreement  may  not  be  amended  except  by  an
             ---------
instrument  in  writing  signed  by  each  of  the  parties.

     3.3     Abandonment.  At  any  time  before the Effective Date, this Merger
             -----------
Agreement may be terminated and the Merger abandoned by either the board of directors of Turbodyne Delaware or Turbodyne Nevada, or both, notwithstanding approval of the Merger by the shareholders of Turbodyne Delaware.

     3.4     Governing Law.  This Agreement will be governed by and construed in
             -------------
accordance  with  the  laws  of  the  State  of  Nevada.

     3.5     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     3.6     Fax  Execution.  This  Agreement  may  be  executed  by delivery of
             --------------
executed signature pages by fax and such fax execution will be effective for all purposes.

     3.7     Schedules and Exhibits.  The schedules and exhibits are attached to
             ----------------------
this  Agreement  and  incorporated  herein.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the board of directors of Turbodyne Delaware and Turbodyne Nevada is hereby executed on behalf of each corporation.


TURBODYNE  TECHNOLOGIES,  INC.
a  Delaware  Corporation


/s/ Daniel Black
_________________________
Daniel Black, Chief Executive Officer


TURBODYNE  NEVADA,  INC.
a  Nevada  Corporation


/s/ Charles Caverno
_________________________
Charles Caverno, Chief Financial Officer

                                   APPENDIX C

                            TO THE PROXY STATEMENT OF


                           TURBODYNE TECHNOLGIES, INC.

                                FOR ITS 2002 AGM









               ARTICLES OF INCORPORATION OF TURBODYNE NEVADA, INC.

                                                         Filing Fee: ___________

                                                           Receipt #:___________

                            ARTICLES OF INCORPORATION

                              (PURSUANT TO NRS 78)

                               STATE  OF  NEVADA

                               Secretary of State


                               Article  1.  Name

The  name  of  the  Corporation  is:  TURBODYNE  NEVADA,  INC.


                          Article  2.  Registered  Agent

The name of the Resident Agent of the Corporation is Cane & Company, LLC. The address of the Resident Agent of the Corporation is 2300 West Sahara Avenue,
Suite  500,  Box  18,  Las  Vegas,  Nevada  89102.


                            Article  3.  Capital  Stock

The aggregate number of shares that the Corporation will have authority to issue is One Hundred and Fifty-One Million (151,000,000), of which One Hundred and Fifty Million (150,000,000) shares will be common stock, with a par value of $0.001 per share, and One Million (1,000,000) shares will be preferred stock, with a par value of $0.001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following.

     (a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

     (b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

     (c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

     (d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

     (e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

     (f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

     (g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common
Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

                          Article 4. Board of Directors

     (a) Number of Directors. The number of the directors constituting the entire Board will be not less than one (1) nor more than fifteen (15) as fixed from time to time by vote of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.

     (b) Vacancies. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office during the remainder of the term of office of the resigning director.

     (c) Classified Board of Directors. The directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. The term of the initial Class I directors shall terminate on the date of the 2004 annual meeting of stockholders; the term of the Class II directors shall terminate on the date of the 2005 annual meeting of stockholders and the term of the Class III directors shall terminate on the date of the 2003 annual meeting of stockholders. At each annual meeting of stockholders beginning in 2003, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as reasonably possible, and any additional directors of any class elected to fill a vacancy resulting form an increase in such class shall hold for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent directors. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, however resulting, shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director and not by the stockholders. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the terms of the class to which such director shall have been elected.

     (d) First Board of Directors. The first Board of Directors will consist of three (3) member(s) and their names and addresses and their classification are as follows:

     Class  I  Director
     ------------------

     Name of Director:             EUGENE  O'HAGAN

     Address of Director:          P.O.  Box  5368
                                   Santa  Barbara,  CA  93150

     Class  II  Director
     -------------------

     Name of Director:             MANFRED  HANNO  JANSSEN

     Address of Director:          Buerenbrucher  Weg  34
                                   58239  Schwerte,  Germany

     Class  III  Director
     --------------------

     Name of Director:             ANDREW  MARTYN-SMITH

     Address of Director:          1106  Coast  Village  Road
                                   Santa  Barbara,  CA  93108


                               Article 5. Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under NRS 78.


                 Article 6. Acquisition of Controlling Interest

The  Corporation  elects not to be governed by NRS 78.378 to 78.3793, inclusive.


               Article 7. Combinations with Interest Stockholders

The  Corporation  elects  not to be governed by NRS 78.411 to 78.444, inclusive.


                               Article  8.  Liability

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

     (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

     (b)  the  payment  of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Article 7 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.


                          Article  9.  Indemnification

     (a) Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the "Indemnitee") made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corpora-tion) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

     (b) Inurement. The right to indemnifi-cation will inure whether or not the claim asserted is based on matters that predate the adoption of this Article 8, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

     (c) Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Article 9 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, this Certificate of Incorporation or otherwise.

     (d) Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

     (e) Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

                           SIGNATURES OF INCORPORATORS

The  names  and  address  of each of the incorporator(s) signing the Articles of
Incorporation:

                                    /s/ Michael A. Cane
Signature of Incorporator:          _____________________________

Name of Incorporator:               MICHAEL A. CANE

Address of Incorporator:            2300 West Sahara Avenue, Suite 500, Box 18
                                    Las Vegas, NV  89102


This  instrument  was  acknowledged  before me on the 7th day of June, 2002 by
                                                      ____
MICHAEL  A.  CANE  as  incorporator  of  TURBODYNE  NEVADA,  INC.


Signature  of  Notary  Public:     /s/ Cynthia J. Reed

Name  of  Notary  Public:         Cynthia J. Reed
                                  _____________________________



           CERTIFICATE OF ACCEPTANCE BY APPOINTMENT OF RESIDENT AGENT

CANE & COMPANY, LLC, hereby accepts appointment as Resident Agent for the above name corporation.


Signature of Authorized
  Signatory for Resident Agent:   /s/ Michael Cane
                                  _____________________________

Name of Authorized Signatory:     Michael A. Cane
                                  _____________________________

Date:                             June 7, 2002
                                  _____________________________

                                   APPENDIX D

                            TO THE PROXY STATEMENT OF

                           TURBODYNE TECHNOLGIES, INC.

                                FOR ITS 2002 AGM









                        BYLAWS OF TURBODYNE NEVADA, INC.

                                     BYLAWS
                                       OF
                             TURBODYNE NEVADA, INC.

                             (A NEVADA CORPORATION)


                                    ARTICLE I

                                     OFFICES

     Section 1. Registered Office. The registered office of TURBODYNE NEVADA, INC. (the "Corporation") in the State of Nevada shall be in the City of Las Vegas, State of Nevada.

     Section 2. Other Offices. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE  II

                                 CORPORATE  SEAL

     Section 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, "Corporate Seal-Nevada." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                  ARTICLE  III

                             STOCKHOLDERS'  MEETINGS

     Section 4. Place of Meetings. Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Section 2 hereof.

     Section  5.  Annual  Meeting.

     (a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

     (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and
(v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (c) Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stock-holder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

     (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     Section  6.  Special  Meetings.

     (a) Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

     (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by tele-graphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty
(120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

     Section 7. Notice of Meetings. Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than one-third (33 1/3%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

     Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

     Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Nevada Court of Chancery for relief as provided in the General Corporation Law of Nevada,
Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

     Section 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

     Section 13. Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or by the written consent of the shareholders in accordance with Chapter 78 of the Nevada Revised Statutes.

     Section  14.   Organization.

     (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

     (b) The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.


                                    ARTICLE  IV

                                     DIRECTORS

     Section 15. Number and Qualification. The authorized number of directors of the Corporation shall be not less than one (1) nor more than twelve
(12) as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

     Section 16. Powers. The powers of the Corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

     Section 17. Election and Term of Office of Directors. Members of the Board of Directors shall hold office for the terms specified in the Articles of Incorporation, as it may be amended from time to time, and until their successors have been elected as provided in the Articles of Incorporation.

     Section 18. Vacancies. Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

     Section 19. Resignation. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

     Section 20. Removal. Subject to the Articles of Incorporation, any director may be removed by:

     (a) the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote, with or without cause; or

     (b) the affirmative and unanimous vote of a majority of the directors of the Corporation, with the exception of the vote of the directors to be removed, with or without cause.

     Section  21.     Meetings.

     (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

     (b) Regular Meetings. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the Corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the state of Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.

     (c) Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board, the President or any two of the directors.

     (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

     (e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     (f) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section  22.     Quorum  and  Voting.

     (a) Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

     (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

     Section 23. Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

     Section  25.     Committees.

     (a) Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the bylaws of the Corporation.

     (b) Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

     (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

     Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.


                                   ARTICLE  V

                                    OFFICERS

     Section 27. Officers Designated. The officers of the Corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Direction. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

     Section  28.     Tenure  and  Duties  of  Officers.

     (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

     (c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The

President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     (e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     (f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     Section 29. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

     Section 30. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

     Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.


                                    ARTICLE  VI

                  EXECUTION  OF  CORPORATE  INSTRUMENTS  AND  VOTING
                     OF  SECURITIES  OWNED  BY  THE  CORPORATION

     Section 32. Execution of Corporate Instrument. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

     Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiting the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

     All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

     Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section 33. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.


                                    ARTICLE  VII

                                  SHARES  OF  STOCK

     Section 34. Form and Execution of Certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the
Corporation.   Any  or  all  of  the  signatures  on  the  certificate  may  be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

     Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

     Section  36.     Transfers.

     (a) Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

     (b) The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Nevada.

     Section  37.     Fixing  Record  Dates.

     (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     Section 38. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.


                                   ARTICLE  VIII

                      OTHER  SECURITIES  OF  THE  CORPORATION

     Section 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the

Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.


                                  ARTICLE  IX

                                   DIVIDENDS

     Section 40. Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

     Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.


                                   ARTICLE  X

                                  FISCAL  YEAR

     Section 42. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.


                                   ARTICLE  XI

                                 INDEMNIFICATION

     Section 43. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

     (a) Directors Officers. The Corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Nevada General Corporation Law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the Corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Nevada General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

     (b) Employees and Other Agents. The Corporation shall have power to indemnify its employees and other agents as set forth in the Nevada General Corporation Law.

     (c) Expense. The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

     Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

     (d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation
(including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the Corporation.

     (e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada General Corporation Law.

     (f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) Insurance. To the fullest extent permitted by the Nevada General Corporation Law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

     (h) Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

     (i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

     (j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

          (i) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

          (ii) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

          (iii) The term the "Corporation" shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (iv)  References  to  a  "director,"  "executive  officer," "officer,"
     "employee," or "agent" of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

          (v) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Bylaw.


                                   ARTICLE  XII

                                     NOTICES

     Section  44.  Notices.

     (a) Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent.

     (b) Notice to directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

     (c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

     (d) Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

     (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

     (f) Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

     (g) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be require and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

     (h) Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the Corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.


                                  ARTICLE  XIII

                                   AMENDMENTS

     Section  45.  Amendments.

     The Board of Directors shall have the power to adopt, amend, or repeal Bylaws as set forth in the Articles of Incorporation.


                                 ARTICLE  XIV

                              LOANS  TO  OFFICERS

     Section 46. Loans to Officers. The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a Director of the Corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

Declared as the By-Laws of TURBODYNE NEVADA, INC. as of the 7th day of June, 202.

Signature of Officer:          ________________________

Name of Officer:               DANIEL  BLACK

Position of Officer:           PRESIDENT

                                   APPENDIX E

                            TO THE PROXY STATEMENT OF

                           TURBODYNE TECHNOLGIES, INC.

                                FOR ITS 2002 AGM








               ARTICLE 262 OF THE DELAWARE GENERAL CORPORATION LAW

                            DELAWARE APPRAISAL RIGHTS

EXHIBIT  E

                  DELAWARE GENERAL CORPORATION LAW SECTION 262

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to section 228 of this chapter shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a non-stock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a non-stock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sections 251 (other than a merger effected pursuant to subsection 251(g) of section 251), 252, 254, 257, 258, 263 or 264 of this chapter:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of section 251 of this chapter.

          (2) Notwithstanding the provisions of subsection (b)(1), appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sections 251, 252, 254, 257, 258, 263 and 264 of this chapter to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this subsection.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under section 253 of this chapter is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e)  of  this  section,  shall  apply  as  nearly  as  is  practicable.

     (d)  Appraisal  rights  shall  be  perfected  as  follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) and (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to section 228 or section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within twenty days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given; provided that, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with the provisions of subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders.

Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded from such stockholder's appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation into which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                           TURBODYNE TECHNOLOGIES INC.
                                     PROXY
 FOR THE 2002 ANNUAL MEETING OF THE STOCKHOLDERS OF TURBODYNE TECHNOLOGIES INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MANFRED HANNO JANSSEN and DANIEL BLACK with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the 2002 annual meeting of Turbodyne Technologies, Inc., a Delaware corporation (the "Company") to be held at the Four Seasons Hotel, 1260 Channel Drive, Santa Barbara, California 93108 on July 16, 2002 at 1:00 p.m. Pacific Time, and at any adjournments thereof.

Please  mark  your  votes  as  indicated:  [X]

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NAMED NOMINEES TO THE BOARD OF DIRECTORS, THE INCREASE IN AUTHORIZED COMMON STOCK, THE STOCK OPTION PLAN, THE MERGER WITH TURBODYNE NEVADA, INC. IN ORDER TO CHANGE THE COMPANY'S JURISDICTION FROM DELAWARE TO NEVADA AND THE RATIFICATION OF BDO DUNWOODY LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.


1. Election Of Directors: Nominees - MANFRED HANNO JANSSEN, EUGENE O'HAGAN and ANDREW MARTYN-SMITH

FOR Election         WITHOLD Election        For All Nominees Except those
of nominees          of nominees             Written on the Lines Below
[__]                 [__]                    [__]   __________________
                                                    __________________

2.     Increase  the  Number of Shares of Authorized Common Stock to 150,000,000
Shares

     FOR Increase              NOT FOR Increase              ABSTAIN
     [__]                      [__]                          [__]

3.     2002  Stock  Option  Plan

     FOR Stock Option Plan     NOT FOR Stock Option Plan     ABSTAIN
     [__]                      [__]                          [__]

4. Merger by and between the Company and Turbodyne Nevada, Inc. in order to change the Company's state of incorporation from Delaware to Nevada and the subsequent name change of Turbodyne Nevada, Inc. to Turbodyne Technologies Inc.

     FOR Merger                NOT FOR Merger                ABSTAIN
     [__]                      [__]                          [__]

5.     Ratify  the  selection of BDO Dunwoody, as independent public accountants

     FOR Ratification          NOT FOR Ratification          ABSTAIN
     [__]                      [__]                          [__]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Total Number of Shares Held:  _________________________ Shares

Please Print Name:            _______________________________

Date:                         __________________________, 2002


                              _______________________________
                              Signature of Stockholder

                              _______________________________
                              Signature of Stockholder, if held jointly